UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 12, 2024

WISA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Lisa Cummins from the Board of Directors

On June 11, 2024, Lisa Cummins notified WiSA Technologies, Inc. (the “Company”) of her decision to resign from the Company’s board of directors (the “Board”), effective June 12, 2024. Ms. Cummins served on the Audit Committee and the Nominating and Corporate Governance Committee of the Board. Ms. Cummins’ resignation from the Board is not the result of any disagreement with the Company on any matter related to the Company’s operations, policies or practices.

Appointment of Kimberly Briskey to the Board of Directors

On June 12, 2024, the Board, pursuant to its powers under the Company’s bylaws, appointed Kimberly Briskey as a member of the Board to replace Ms. Cummins, effective June 12, 2024. Ms. Briskey will serve as a director until the next annual meeting of the Company’s stockholders, at which time she will stand for election until the annual meeting of the Company’s stockholders following her election, or her earlier resignation, retirement, or other termination of service.

There was no understanding or arrangement between Ms. Briskey and any other person pursuant to which Ms. Briskey was appointed as a director. Ms. Briskey is not party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. Briskey was also appointed to serve on the Board’s Audit Committee.

Ms. Briskey will be entitled to receive equity compensation for her service as a director of the Company pursuant to the Company’s 2018 Long-Term Stock Incentive Plan, as amended. Copies of such plan and the amendments thereof are filed as Exhibits 10.1, 10.50 and 10.51 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 1, 2024 (the “Form 10-K”).

The Company also entered an indemnity agreement with Ms. Briskey in its standard form of such agreement, a copy of which is filed as Exhibit 10.4 to the Form 10-K.

On June 12, 2024, the Company issued a press release announcing the appointment of Ms. Briskey to the Board, a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in such exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

No.	Description
99.1	Press Release of the Company, dated June 12, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2024	WISA TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
Name: Brett Moyer Title: Chief Executive Officer